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From TreeHouse Foods, Inc. presentation at Consumer Analyst Group of New York Conference

February 18, 2021

As we execute our strategy, we are fortunate to be guided by a tremendous Board made up of individuals with skills and expertise we need to ensure we capitalize on the opportunities ahead to create value. At the highest level, our Board’s commitment to maintaining strength, independence and complementary talent is plainly evident by our recent refreshment and governance improvements. Jill Rahman and Ashley Buchanan joined the Board last November and have already made an impact. While Jill brings prestigious experience in CPG strategy, marketing and operations, Ashley brings an incredible knowledge of retail private label and merchandising. The counsel from Jill and Ashley and our board has been immeasurably valuable to me and the rest of the management team as we set out our course.

As you know, Jill and Ashley joined an engaged and experienced Board that has been recently refreshed, with more than half our directors joining in the past three years. That refreshment focused on adding skills – spanning consumer products, retail strategies, operations, business turnaround and more – as well as increased diversity of gender, ethnicity and experience. Beyond the Board level, the diversity of thought, background and experience of our people has been and will continue to be a key driver of our ongoing success. To that end, we are developing a strategic plan that will contain interconnected future workstreams to focus on increasing BIPOC representation across our salaried workforce. We outlined these diversity, equity and inclusion efforts in our first-ever ESG report, which was released last year in recognition of the need to integrate ESG into our business strategy. We believe that in order to continue achieving our mission amid the intensifying social challenges, we must integrate environmental, social, and governance practices into every aspect of our business, from our daily procedures to our long term planning. We have deliberately expanded our efforts to map out a robust and holistic approach to environmental stewardship, stakeholder value creation, and enterprise governance. The key elements of our ESG strategy are reflected on this slide. They include: plastics and packaging; supply chain and operations; employee engagement; ESG integration; and transparency. We believe that by focusing on these five overarching topics, we will be able to drive systemic, meaningful progress in important ESG areas.

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FORWARD-LOOKING STATEMENTS

From time to time, we and our representatives may provide information, whether orally or in writing are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “anticipate,” “believe,” “estimate,” “project,” “expect,” “intend,” “plan,” “should,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, or intended. We do not intend to update these forward-looking statements following the date of this presentation.

In accordance with the provisions of the Litigation Reform Act, we are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this presentation and other public statements we make. Such factors include, but are not limited to: risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; the success of our restructuring programs, our level of indebtedness and related obligations; disruptions in the financial markets; interest rates; changes in foreign currency exchange rates; customer concentration and consolidation; raw material and commodity costs; competition; disruptions or inefficiencies in our supply chain and / or operations, including from the ongoing COVID-19 outbreak; our ability to continue to make acquisitions in accordance with our business strategy or effectively manage the growth from acquisitions; changes and developments affecting our industry, including consumer preferences; the outcome of litigation and regulatory proceedings to which we may be a party; product recalls; changes in laws and regulations applicable to us; disruptions in or failures of our information technology systems; labor strikes or work stoppages; and other risks that are set forth in the Risk Factors section, the Legal Proceedings section, the Management’s Discussion and Analysis of Financial Condition and Results of Operations section, and other sections of our Annual Report on Form 10-K for the year ended December 31, 2020, and from time to time in our filings with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

TreeHouse Foods, Inc. (“TreeHouse”) intends to file a proxy statement, together with a WHITE proxy card, with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). TreeHouse stockholders are urged to read the proxy statement, together with the WHITE proxy card, and other relevant documents filed or to be filed with the SEC when they become available because they contain or will contain important information. Investors will be able to get copies of the proxy statement and other documents (including the WHITE proxy card) filed with the SEC by TreeHouse for free at the SEC’s website, www.sec.gov. Copies of those documents will also be available free of charge through the “Investors” section of TreeHouse’s website, under Financials/SEC Filings, at www.treehousefoods.com.

PARTICIPANTS IN THE SOLICITATION

TreeHouse and its directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from TreeHouse’s stockholders in connection with the 2021 Annual Meeting. You can find information about TreeHouse’s directors and executive officers in TreeHouse’s definitive proxy statement for its 2020 annual meeting of stockholders, filed with the SEC on March 5, 2020, TreeHouse’s annual report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 11, 2021, and TreeHouse’s current reports on Form 8-K filed with the SEC on November 24, 2020 and January 4, 2021 and on TreeHouse’s website, www.treehousefoods.com, through the “Who We Are” and the “Leadership Team” and “Board of Directors” sections. Additional information regarding the ownership of TreeHouse securities by TreeHouse’s directors and executive officers is included in their SEC filings on Forms 3, 4, and 5. More detailed and updated information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant documents to be filed by TreeHouse with the SEC in connection with the 2021 Annual Meeting. These documents and the other SEC filings described in this paragraph may be obtained free of charge on the SEC’s website and on TreeHouse’s website as described above under “Additional Information.”

6 ADDING NEW VALUE CREATORS TO OUR EXPERIENCED AND DIVERSE BOARD Ordered by Board tenure (longest to shortest) Frank O’Connell Gary Smith Ann Sardini David Vermylen Linda Massman General Partner, Quincy Partner, Encore Former CFO, Weight Former President & Former President & Investment Pools Consumer Capital Watchers International COO, TreeHouse CEO, Clearwater Paper Broad financial and operational Experienced business leader with a Deep finance and business Deep understanding of TreeHouse Extensive private label executive understanding in high growth and deep understanding of the grocery transformation expertise in the and broad executive experience in experience, especially regarding turnaround situations channel and M&A consumer space the food industry M&A and business integration Focus on board Matthew Rubel Steven Oakland Jean Spence Jason Tyler refreshment to add skills, Former CEO, Varsity President & CEO, Former EVP, Mondelez CFO, Northern Trust diversity and experience Brands TreeHouse 10 of 12 directors are Significant knowledge Knowledge of consumer markets, of private Innovation, food safety, product Broad experience with institutional independent finance and strategy and a record of label and brands, large scale M&A quality, regulatory and broad investors, capital markets and Over 50% of directors success in turnarounds and executive leadership operational expertise financial planning joined board in past 3 years, including 3 new directors in 2020 Ashley Buchanan Jill Ann Rahman Mark Hunter ~6 years average tenure New President & CEO, The COO, Greater Chicago Former President & Michaels Companies Food Depository 8 current or former public Directors company CEOs or CFOs CEO, Molson Coors Former COO, Walmart Former President (Int.), Added in U.S. eCommerce Conagra Brands 4 female directors; 2 Marketing, sales, international 2020 Experience in merchandising, Background in marketing, strategic business unit leadership and private BIPOC operations and e-commerce strategic planning and operations in consumer label expertise initiatives packaged goods 20

6 EXPERIENCED AND DIVERSE BOARD COMMITTED TO ESG ESG Supply Chain & Integration Operations Developing a DEI strategic plan to increase black, indigenous and people of color (BIPOC) representation across our salaried workforce Plastics & Established ESG strategy and goals through Packaging Agenda 2025 Committed to achieving tangible environmental objectives relating to reductions Employee in energy intensity, water intensity and waste Engagement to landfills Launched an enhanced internal employee communication platform and began instituting a systematic employee engagement survey Transparency process ENVIRONMENTAL SOCIAL GOVERNANCE 2020 REPORT